UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 12, 2009
SEACOAST BANKING CORPORATION OF FLORIDA
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678

(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue
Stuart, Florida	34994

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (772) 287-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events.
     On August 12, 2009, Seacoast Banking Corporation of Florida issued a press release to provide updated information regarding its proposed transaction with CapGen Financial Partners. A copy of the press release has been filed as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Seacoast Banking Corporation of Florida issued August 12, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA (Registrant)
Dated: August 12, 2009	By:	/S/ Dennis S. Hudson, III
		Name:	Dennis S. Hudson, III
		Title:	Chairman and Chief Executive Officer

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